UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2017
   _____________________
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On March 31, 2017, Air Transport Services Group, Inc. (“ATSG”) entered into an amendment (the “Amendment”) of its Amended and Restated Credit Agreement (the “Credit Agreement”) with SunTrust Bank, as Administrative Agent, and the other lenders from time to time a party thereto, dated May 31, 2016. The Amendment: (i) extends the maturity date of the term loan and revolving credit facility to May 30, 2022; (ii) increases the aggregate amount of the revolving credit facility by $120 million, to $545 million; (iii) preserves ATSG’s access to a $100 million accordion feature, subject to lender consent; and (iv) eases certain limits with respect to indebtedness and collateral requirements.

Item 2.02	Results of Operations and Financial Condition.
See Item 1.01 of the Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	April 3, 2017